FINANCIAL GUARANTY INSURANCE COMPANY

                          Interim Financial Statements

                               September 30, 2002

                                   (Unaudited)


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                      FINANCIAL GUARANTY INSURANCE COMPANY

                          Interim Financial Statements

                               September 30, 2002

                                   (Unaudited)



                                TABLE OF CONTENTS



                                                                     PAGE

Balance Sheets                                                          2

Statements of Income                                                    3

Statements of Cash Flows                                                4

Notes to Interim Financial Statements (Unaudited)                       5


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


                      FINANCIAL GUARANTY INSURANCE COMPANY
                                 Balance Sheets
                    September 30, 2002 and December 31, 2001
                             (Dollars in thousands)
                                                                     SEPTEMBER 30,     DECEMBER 31,
                             Assets                                      2002              2001
                                                                    ----------------  ----------------
                                                                      (Unaudited)
Fixed maturity securities, available-for-sale, at fair value (amortized
    cost of $2,535,402 in 2002 and $2,339,319 in 2001)            $    2,644,030         2,317,022
Preferred stock, available-for-sale, at fair value (cost of $30,598
    in 2002 and 2001)                                                     30,571            29,888
Short-term investments, at cost, which approximates fair value           423,115           255,271
Cash                                                                       1,126               281
Accrued investment income                                                 30,439            34,262
Receivable for securities sold                                            13,532               --
Reinsurance receivable                                                     7,603             9,640
Deferred policy acquisition costs                                         73,638            71,700
Property, plant, and equipment net of accumulated depreciation of
    $8,260 in 2002 and $8,213 in 2001                                        381               428
Prepaid reinsurance premiums                                             128,410           130,298
Prepaid expenses and other assets                                          8,978             9,383
                                                                    ----------------  ----------------
              Total assets                                        $    3,361,823         2,858,173
                                                                    ================  ================
              LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                             $      663,593           612,791
    Losses and loss adjustment expenses                                   44,528            48,855
    Ceded reinsurance payable                                              2,348             1,928
    Accounts payable and accrued expenses                                 19,244            18,037
    Payable for securities purchased                                     156,783            14,667
    Current Federal income taxes payable                                 116,538            87,729
    Deferred Federal income taxes payable                                102,418            67,288
                                                                    ----------------  ----------------
              Total liabilities                                        1,105,452           851,295
                                                                    ----------------  ----------------
Stockholder's equity:
    Common  stock,  par value  $1,500  per share at  September  30,  2002 and at
       December 31, 2001; 10,000 shares authorized,
       issued and outstanding                                             15,000            15,000
    Additional paid-in capital                                           383,511           383,511
    Accumulated other comprehensive income (loss), net of tax             65,373              (14,932)
    Retained earnings                                                  1,792,487         1,623,299
                                                                    ----------------  ----------------
              Total stockholder's equity                               2,256,371         2,006,878
                                                                    ----------------  ----------------
              Total liabilities and stockholder's equity          $    3,361,823         2,858,173
                                                                    ================  ================
See accompanying notes to interim financial statements.

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                                        2
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



                      FINANCIAL GUARANTY INSURANCE COMPANY
                              Statements of Income
                             (Dollars in thousands)
                                   (Unaudited)


                                            THREE MONTHS ENDED              NINE MONTHS ENDED
                                               SEPTEMBER 30,                  SEPTEMBER 30,
                                      --------------------------------------------------------------
                                          2002            2001            2002            2001
                                      --------------  --------------  --------------  --------------
Revenues:
    Gross premiums written         $      58,551          37,265         172,438          97,552
    Ceded premiums written                (6,690)         (4,246)        (18,195)         (8,844)
                                      --------------  --------------  --------------  --------------
             Net premiums written         51,861          33,019         154,243          88,708
    Increase in net unearned premiums    (12,911)         (7,252)        (52,690)        (15,707)
                                      --------------  --------------  --------------  --------------
             Net premiums earned          38,950          25,767         101,553          73,001
    Net investment income                 29,397          32,555          87,576          95,948
    Net realized gains                    26,343          31,463          56,775          59,586
    Other income                             232             --            5,159             --
                                      --------------  --------------  --------------  --------------
             Total revenues               94,922          89,785         251,063         228,535
                                      --------------  --------------  --------------  --------------
Expenses:
    Losses and loss adjustment
      expenses (income)                    1,915             451          (2,154)            633
    Policy acquisition costs deferred     (4,378)         (2,816)        (12,338)         (8,909)
    Amortization of deferred policy
      acquisition costs                    2,394           2,054          10,400           7,830
    Other underwriting expenses            8,512           4,857          26,443          19,650
                                                      --------------
                                      --------------  --------------  --------------  --------------
             Total expenses                8,443           4,546          22,351          19,204
                                      --------------  --------------  --------------  --------------
             Income before provision for
               Federal income taxes       86,479          85,239         228,712         209,331
    Provision for Federal income taxes    24,233          20,854          59,524          48,167
                                      --------------  --------------  --------------  --------------
             Net income            $      62,246          64,385         169,188         161,164
                                      ==============  ==============  ==============  ==============

See accompanying notes to interim financial statements.


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                                        3

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


                      FINANCIAL GUARANTY INSURANCE COMPANY
                            Statements of Cash Flows
                  Nine months ended September 30, 2002 and 2001
                             (Dollars in thousands)
                                                                            NINE MONTHS ENDED
                                                                              SEPTEMBER 30,
                                                                    ----------------------------------
                                                                         2002              2001
                                                                    ----------------  ----------------
                                                                               (Unaudited)
Operating activities:
    Net income                                                    $      169,188           161,164
    Adjustments to reconcile net income to net cash provided by operating activities:
         Provision for deferred income taxes                                 804             2,079
         Amortization of fixed maturity securities                         6,766             3,562
         Policy acquisition costs deferred                               (12,338)           (8,909)
         Amortization of deferred policy acquisition costs                10,400             7,830
         Depreciation of fixed assets                                         47               163
         Change in reinsurance receivable                                  2,037               (16)
         Change in prepaid reinsurance premiums                            1,888             6,278
         Change in accrued investment income, prepaid expenses,
            and other assets                                               4,228              (709)
         Change in unearned premiums                                      50,802             9,429
         Change in losses and loss adjustment expense reserves            (4,327)              563
         Change in ceded reinsurance payable, accounts payable
            and accrued expenses                                           1,627            (6,587)
         Change in current Federal income taxes payable                   28,809            18,163
         Net realized gains on investments                               (56,775)          (59,586)
         Other net                                                        (4,137)            2,113
                                                                    ----------------  ----------------
              Net cash provided by operating activities                  199,019           135,537
                                                                    ----------------  ----------------
Investing activities:
    Sales or maturities of fixed maturity securities                   1,820,377         1,526,216
    Purchases of fixed maturity securities                            (1,979,291)       (1,573,124)
    Net sales (purchases) of short-term investments                     (167,844)          110,705
    Change in receivable for securities sold                             (13,532)          (14,128)
    Change in payable for securities purchased                           142,116            14,667
                                                                    ----------------  ----------------
              Net cash (used in) provided by investing activities       (198,174)           64,336
                                                                    ----------------  ----------------
Financing activities:
    Dividends paid                                                           --          (200,000)
                                                                    ----------------  ----------------
              Net cash used for financing activities                         --          (200,000)
                                                                    ----------------  ----------------
              Increase (decrease) in cash                                    845             (127)
Cash at beginning of period                                                  281              991
                                                                    ----------------  ----------------
Cash at end of period                                             $        1,126              864
                                                                    ================  ================
See accompanying notes to interim financial statements.

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                                        4

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                      FINANCIAL GUARANTY INSURANCE COMPANY

                      Notes to Interim Financial Statements

                           September 30, 2002 and 2001

                                   (Unaudited)


(1)    BASIS OF PRESENTATION

       The interim financial  statements of Financial Guaranty Insurance Company
       (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months and nine months ended September 30, 2002 and 2001,
       (b) the financial position at September 30, 2002 and December 31, 2001, and (c) cash flows for the nine months ended September 30, 2002 and 2001.

       These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2001 audited financial statements.

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (US GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
       Actual results could differ from those estimates.

(2)    STATUTORY ACCOUNTING PRACTICES

       The financial statements are prepared on the basis of US GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. The Company's statutory basic financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York Insurance
       Department. A reconciliation of the Company's net income for the nine months ended September 30, 2002 and 2001, and stockholder's equity as of September 30, 2002 and 2001 on a GAAP basis to the corresponding amounts on a statutory basis is as follows:


                                                                    NINE MONTHS ENDED SEPTEMBER 30,
                                             -------------------------------------------------------------------------------
                                                             2002                                     2001
                                             -------------------------------------    --------------------------------------
                                               NET INCOME         STOCKHOLDER'S         NET INCOME         STOCKHOLDER'S
                                                                     EQUITY                                    EQUITY
                                             ----------------   ------------------    ----------------   -------------------
                                             ----------------   ------------------    ----------------   -------------------

      GAAP basis amount                   $      169,188            2,256,371            161,164              1,999,093
      Premium revenue recognition                  4,165             (207,252)            (5,711)              (210,685)
      Deferral of acquisition costs               (1,938)             (73,638)            (1,079)               (69,509)
      Contingency reserve                             --             (990,825)                --               (856,365)
      Portfolio loss reserves                    (10,200)              18,500                 --                 28,700
      Non-admitted assets                             --                 (391)                --                   (473)
      Case-basis loss reserves                     1,093                  498                 13                   (185)
      Deferral of income taxes                    (8,650)              64,342              2,079                 74,881
      Unrealized gains on fixed
          maturity securities, net of
          tax                                         --              (69,557)                --                (31,176)
      Recognition of profit commission              (120)              (8,340)              (582)                (7,981)
      Unauthorized reinsurance                        --                  (17)                --                    (25)
      Allocation of tax benefits due to
          Parent's net operating loss
          to Company                                  --               11,385                 --                 11,385
      Contingency reserve tax deduction               --              102,540                 --                 95,008
                                             ----------------   ------------------    ----------------   -------------------
                                             ----------------   ------------------    ----------------   -------------------

      Statutory basis amount              $      153,538            1,103,616            155,884              1,032,668
                                             ================   ==================    ================   ===================

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                                        5

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                      FINANCIAL GUARANTY INSURANCE COMPANY

                      Notes to Interim Financial Statements

                           September 30, 2002 and 2001

                                   (Unaudited)


       Subsequent  to  September  30,  2002,  the  State of New  York  Insurance
       Department adopted certain of the deferred tax provisions of Statement of Statutory Accounting Principles (SSAP) No. 10 - Income Taxes. The Company does expect the impact of adoption to be material.

(3)    DIVIDENDS

       Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

     o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2001.

     o Dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance
          Department.

       The Company declared  dividends of $-0- and $200 million during the first nine  months  of 2002 and 2001  respectively.  The  2001  dividends  were
       extraordinary   dividends  approved  by  the  New  York  State  Insurance
       Department  and were paid during the third  quarter of 2001.  None of the
       Company's surplus is available for dividends during 2002 without approval by the New York State Insurance Department.

(4)    INCOME TAXES

       The Company's effective Federal corporate tax rate (26.0% and 23.0% for the nine months ended September 30, 2002 and 2001 and 28.0% and 24.5% for the three months ended September 30, 2002 and 2001) is less than the statutory corporate tax rate of 35% on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5)    REINSURANCE

       Net premiums earned are shown net of premiums ceded of $20.1 million and $15.1 million for the nine months ended September 30, 2002 and 2001 and $8.0 million and $3.2 million for the three months ended September 30, 2002 and 2001.


                                        6

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                      FINANCIAL GUARANTY INSURANCE COMPANY

                      Notes to Interim Financial Statements

                           September 30, 2002 and 2001

                                   (Unaudited)


(6)    COMPREHENSIVE INCOME

       Comprehensive  income  encompasses  all changes in  stockholder's  equity
       (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:

                                                         THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                             SEPTEMBER 30,                          SEPTEMBER 30,
                                                   -----------------------------------    -----------------------------------
                                                        2002               2001                2002               2001
                                                   ----------------   ----------------    ----------------   ----------------

      Net income                                $      62,246              64,385             169,188            161,164
      Other comprehensive income:

Change in unrealized investment gains,
 net of tax expense of
$25,057  and  $45,469
for the three and nine
months  ended
September  30,  2002 and
$5,479 and $4,911 for the three and
nine months ended September 30, 2001                   46,535              10,176              84,442              9,121
Change in foreign exchange losses,
net of tax benefit of $0 and
($2,228) for the three and nine months
ended  September  30,  2002 and $0 and
 ($460) for the three and nine
months ended September 30, 2001                            --                  --              (4,138)              (854)
                                                   ----------------   ----------------    ----------------   ----------------
      Comprehensive income                      $     108,781              74,561             249,492            169,431
                                                   ================   ================    ================   ================


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                                        7

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